Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports Second Quarter Results;

BEA Generates $61 Million in Operating Cash Flow

Results Driven by Growth in AquaLogic

Service Bus, BPM and Enterprise Repository Products

SAN JOSE, Calif.—Aug. 16, 2007—BEA Systems, Inc., a world leader in enterprise and communications infrastructure software, today announced certain financial results for the fiscal second quarter ended July 31, 2007. BEA reported second quarter total revenues of $364.6 million, up 7% from last year’s second quarter. BEA reported second quarter license fees of $123.1 million, down 9% from a year ago, and services revenue of $241.5 million, up 19% from a year ago. BEA reported second quarter cash flow from operating activities of $61.4 million, up 23% from a year ago. BEA reported a balance of cash, cash equivalents, short-term investments and restricted cash of $1.1 billion. BEA also reported deferred revenues of $407.9 million, up 15% from a year ago.

BEA is not providing full GAAP or non-GAAP financials for the second quarter due to the previously announced internal review of BEA’s historical stock option grants, which has been conducted by the Audit Committee of BEA’s Board of Directors with the assistance of independent legal counsel. The outcome of that review will require us to change our accounting treatment of certain stock option grants, which will have a material adverse effect on our results of operations for certain historic periods and may have a material adverse effect on our results of operations for the second quarter and certain subsequent periods.

“In Q2, license bookings and business activity rebounded soundly. We closed a steady stream of business throughout the quarter, and improved our visibility for Q3. Through new, rigorous sales management processes and a focus on execution, in the second quarter we improved the deal execution process, the pipeline close rate and the linearity of our business,” said Alfred Chuang, BEA’s founder, chairman and chief executive officer. “Our team did an outstanding job implementing the new sales management processes so quickly. In Q3, the team will continue the improvements we have already made, and begin implementing the next round of process improvements.”

“Once again, our performance in the quarter was led by our AquaLogic products, which represented 24% of license revenue. Growth continued to be led by our AquaLogic Enterprise

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BEA Systems Reports Second Quarter Results

August 16, 2007

Service Bus and Business Process Management products. In addition, we had new growth from AquaLogic Enterprise Repository, which will be an important product for the emerging hot areas of SOA management and governance,” Chuang said. “Geographically, we had strong quarters in many territories, such as China, Japan, Germany, the Nordics, US Federal and US ISVs.”

“We are on the cusp of the next era in enterprise IT, which will represent a disruptive shift. We are seeing unprecedented rates of change in business and the way people access and use information, both at home and in the office,” Chuang said. “We see a new generation of flexible, dynamic and real-time composite applications surpassing traditional packaged applications. This new generation of applications is made possible by combining user-based access to managed business applications and data services with the flexibility of business process management and new social computing tools that put business users in charge of their applications. BEA is well-positioned to continue our leadership role in providing the infrastructure, access to services and user-based tools to enable our customers to quickly and reliably deploy next-generation applications.”

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed during the quarter included Abbott Laboratories, American Cancer Society, American Red Cross, Applied Materials, Banco Caja Social, Bio-Rad, Boston Scientific, ChevronTexaco, China Mobile, China Netcom, China Taxation, Duke Energy, eBay, Entergy Corporation, Fastweb, Global Payments Europe, INAIL Direzione Servizi Informativi, Monsanto, Motorola, Nationwide, NJM Insurance Group, PT Sistemas de Informacao, Reuters, RSPCA, Shanghai Pudong Development Bank, Superior Courts of California, SuperValue, Telefonica O2 Czech Republic, Telemar, Telenor Cinclus AS, US Air Force, US Army, US Department of Defense, US Federal Bureau of Investigation, Vivo, Wachovia Corporation, Welzorg and Williams Scotsman.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including 22nd Century Technologies, 3i Infotech, Advanced Systems Group, AT&T, Avnet, BDG, Bearing Point, Beijing Ntong Networks Technology, Beijing Teamsun Technology, Bits in Glass, BluEnt, Capgemini CGI Federal, China National Software and Service, Computer Generated Solutions, Digital China Technology, DonRiver, Electronic Ink, eValley VS, G-Able, Initram, IPeria, Iris Financial, IT Plus, Korea I.O. Tech, Lifetree Convergence, Lowry Computer Products, McKesson Provider Technologies, Navteq, Oki Electric, PCS Trading, PT Askomindo Dinamika, Radvision, Route To 1, Saltware, Tata Consultancy Services and Wisor.

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BEA Systems Reports Second Quarter Results

August 16, 2007

About BEA Systems, Inc.

BEA Systems, Inc. (Nasdaq: BEAS) is a world leader in enterprise and communications infrastructure software. Information about how BEA is enabling customers to transform their business by building a Liquid EnterpriseTM can be found at bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://ir.bea.com. The Internet broadcast will be available live, and a replay will be available following completion of the live call for 360 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through September 16, 2007, by dialing (706) 645-9291, access code 6254770.

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Copyright 1995-2007, BEA Systems, Inc. All rights reserved. BEA, BEA AquaLogic, BEA eLink, BEA WebLogic, BEA WebLogic Portal, BEA WebLogic Server, Connectera, Compoze Software, Jolt, JoltBeans, JRockit, SteelThread, Think Liquid, Top End, Tuxedo, and WebLogic are registered trademarks of BEA Systems, Inc. BEA Blended Application Development, BEA Blended Development Model, BEA Blended Strategy, BEA Builder, BEA Guardian, BEA Manager, BEA MessageQ, BEA microService Architecture, BEA SOA 360°, BEA Workshop, BEA WorkSpace 360°, Signature Editor, Signature Engine, Signature Patterns, Support Patterns, Arch2Arch, Arch2Arch Advisor, Dev2Dev, Dev2Dev Dispatch, Exec2Exec, Exec2Exec Voice, IT2IT, IT2IT Insight, Business LiquidITy, and Liquid Thinker are trademarks of BEA Systems, Inc. BEA Mission Critical Support, BEA Mission Critical Support Continuum, BEA SOA Self Assessment, and Fluid Framework are service marks of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties. All other trademarks are the property of their respective companies.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the outcome of the stock option review and the resulting impact on our accounting treatment of certain stock option grants and our results of operations for various periods; the continuation of our sales management process improvements; the success of products in the emerging SOA management and governance areas; the next era in enterprise IT and the next generation of applications; and BEA’s market position in providing the infrastructure, access to services and user-based tools to enable customers to quickly and reliably deploy the next-generation applications. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to, that the internal review of historical stock option grants may continue to prevent us from filing our periodic reports with the Securities and Exchange Commission (“SEC”) and/or result in our being de-listed by Nasdaq; quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the markets for SOA, service infrastructure, VOIP and telecommunications software, and overseas markets such as China; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarters; dependence on new product introductions and enhancements; the introduction by competitors

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BEA Systems Reports Second Quarter Results

August 16, 2007

of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information; and other risks indicated in our filings with the SEC. For more details, please refer to our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended January 31, 2006, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2006, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

Contact Information:

Investor Contact:

Kevin Faulkner

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media and Industry Analyst Contact:

Kevin Hayden

BEA Systems, Inc.

+1-408-570-8017

kevin.hayden@bea.com

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BEA Systems Reports Second Quarter Results

August 16, 2007

BEA SYSTEMS, INC.

Schedule of Consolidated Revenues

(In thousands)

(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2007	2006	2007	2006
Revenues:
License Fees	$123,120	$135,966	$237,767	$268,370
Services	241,495	203,649	472,693	394,481

Total revenues	$364,615	$339,615	$710,460	$662,851

BEA SYSTEMS, INC.

Schedule of Other Income and Expense

(In thousands)

(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2007	2006	2007	2006
Interest and other, net	$13,330	$8,633	$26,778	$12,468
Net gains on minority interest in equity investments	222	—	1,132	10,972
Net gains on retirement of convertible subordinated notes	—	—	—	818

Total Interest and other, net	$13,552	$8,633	$27,910	$24,258

BEA SYSTEMS, INC.

Schedule of Cash and Cash Equivalents, Restricted Cash and Investments

(In thousands)

(unaudited)

	July 31, 2007	July 31, 2006
Cash and cash equivalents	$830,683	$1,041,891
Short-term investments	290,313	323,347
Short-term restricted cash	1,266	1,813

Total cash	$1,122,262	$1,367,051

BEA SYSTEMS, INC.

Schedule of Deferred Revenues

(In thousands)

(unaudited)

	July 31, 2007	July 31, 2006
Deferred revenues	$407,925	$355,914

BEA SYSTEMS, INC.

Schedule of Days Sales Outstanding

(unaudited)

	July 31, 2007	July 31, 2006
Days sales outstanding	73	68